UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2020

ARC Document Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32407	20-1700361

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12657 Alcosta Blvd., Suite 200
San Ramon, California 94583
(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code): (925) 949-5100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01	Changes in Registrant’s Certifying Accountant.
On March 28, 2020, following a comprehensive search process initiated by ARC Document Solutions, Inc. (the “Company”), the Audit Committee of the Board of Directors of the Company dismissed Deloitte & Touche LLP (“Deloitte”) and appointed Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for fiscal year 2020.
The reports of Deloitte on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2019 and 2018, and through March 28, 2020, there have been no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended December 31, 2019 and 2018, and through March 28, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company has provided Deloitte with a copy of the above statements and has requested that Deloitte furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 1, 2020, is attached hereto as Exhibit 16.
During the fiscal years ended December 31, 2019 and 2018, and through the date of the appointment of Armanino as the Company’s independent auditors for fiscal year 2020, the Company did not consult with Armanino regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Retirement

On March 29, 2020, each of Messrs. Thomas J. Formolo and John G. Freeland, members of the Board of Directors of the Company, notified the Company of his decision to retire and not stand for re-election to the Board when his current term expires at the Company’s 2020 annual shareholders’ meeting. Each of Messrs. Formolo and Freeland’s decisions were not due to any disagreement with the Company on any matter.  Each of Messrs. Formolo and Freeland will remain a member of the Company’s Board of Directors until the Company’s 2020 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16	Letter from Deloitte & Touche LLP addressed to the United States Securities and Exchange Commission, dated April 1, 2020

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2020	ARC DOCUMENT SOLUTIONS, INC.
	By:	/s/ Jorge Avalos
Jorge Avalos
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Deloitte & Touche LLP addressed to the United States Securities and Exchange Commission, dated April 1, 2020